UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Limited-Term Diversified Income Fund

September 30, 2009

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Security – 0.02%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	208,577	$193,285
Total Agency Asset-Backed Security (cost $206,891)			193,285

Agency Collateralized Mortgage Obligations – 3.36%
•E.F. Hutton Trust III Series 1 A 1.04% 10/25/17		65,989	65,752
•Fannie Mae ACES Series 2006-M2 A2F 5.259% 5/25/20		1,315,000	1,411,205
Fannie Mae Grantor Trust
•Series 2001-T5 A2 7.00% 2/19/30		59,155	64,774
Series 2001-T10 A1 7.00% 12/25/41		351,176	384,538
Series 2002-T1 A2 7.00% 11/25/31		197,894	215,309
Fannie Mae REMIC
Series 2003-32 PH 5.50% 3/25/32		90,000	94,097
Series 2003-91 BE 4.00% 11/25/16		1,548,480	1,585,427
Series 2006-69 PB 6.00% 10/25/32		9,543,836	10,087,993
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.50% 2/25/42		194,136	213,186
Series 2004-W9 2A1 6.50% 2/25/44		247,004	266,851
Freddie Mac REMIC
Series 2644 AW 4.00% 1/15/26		330,278	333,697
Series 2694 QG 4.50% 1/15/29		165,000	172,184
Series 2706 UG 4.50% 8/15/16		2,480,000	2,591,269
•Series 2780 SL 6.00% 4/15/34		990,741	997,043
Series 2890 PC 5.00% 7/15/30		355,000	372,905
•Series 3094 US 6.75% 9/15/34		692,297	685,333
Series 3337 PB 5.50% 7/15/30		75,000	78,613
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		73,556	81,946
Series T-54 2A 6.50% 2/25/43		1,719	1,855
Series T-58 2A 6.50% 9/25/43		1,304,785	1,407,373
•Series T-60 1A4C 5.395% 3/25/44		1,959,460	2,004,772
GNMA
Series 2002-28 B 5.779% 7/16/24		1,723,436	1,773,523
Series 2003-72 C 4.86% 2/16/30		2,500,000	2,648,540
•Series 2003-78 B 5.11% 10/16/27		5,000,000	5,282,421
Total Agency Collateralized Mortgage Obligations (cost $32,144,788)			32,820,606

Agency Mortgage-Backed Securities – 16.07%
Fannie Mae
4.50% 3/1/14		862,165	891,289
6.00% 9/1/12		541,092	575,486
6.50% 8/1/17		222,771	237,531
9.00% 11/1/15		126,190	134,622
10.00% 10/1/30		170,427	195,409
16.00% 11/15/12		84,376	93,554
•Fannie Mae ARM
3.878% 6/1/34		269,841	278,440
3.416% 8/1/34		387,543	397,145
4.053% 12/1/33		302,724	306,068
4.805% 11/1/35		1,897,267	1,959,209
5.016% 8/1/35		505,310	530,239
5.14% 11/1/35		303,407	317,107
5.15% 3/1/38		68,236	71,533
5.154% 9/1/38		5,844,719	6,146,767
5.391% 4/1/36		34,747	36,420
5.873% 4/1/36		3,189,553	3,389,240
6.138% 6/1/36		1,254,829	1,323,287
6.15% 7/1/36		1,192,710	1,262,994
6.289% 8/1/36		638,570	676,183
6.30% 4/1/36		347,335	364,669
6.323% 7/1/36		963,711	1,015,050

Fannie Mae Balloon 7 yr
4.00% 8/1/10	726,690	731,308
5.00% 8/1/11	1,139,869	1,172,277
Fannie Mae FHAVA 30 yr
7.50% 3/1/25	927	996
11.00% 8/1/10 to 12/1/15	23,942	25,024
Fannie Mae GPM 11.00% 11/1/10	1,415	1,474
Fannie Mae S.F. 15 yr
4.50% 9/1/20	8,149,318	8,608,592
5.00% 9/1/18 to 5/1/21	941,193	999,650
5.50% 4/1/21 to 1/1/23	76,616	81,158
6.00% 3/1/18 to 8/1/22	5,217,332	5,603,792
7.00% 11/1/14	1,649	1,768
7.50% 4/1/11	2,158	2,194
8.00% 10/1/14 to 10/1/16	358,947	388,949
Fannie Mae S.F. 20 yr 6.50% 2/1/22	306,561	332,922
Fannie Mae S.F. 30 yr
5.00% 3/1/34 to 1/1/38	478,485	495,136
6.00% 9/1/34 to 2/1/37	17,635,688	18,661,907
6.50% 6/1/29 to 12/1/37	1,197,055	1,282,122
7.00% 12/1/34 to 12/1/37	5,970,578	6,529,805
7.50% 3/1/14 to 6/1/34	70,821	76,853
8.00% 9/1/11 to 5/1/24	252,593	274,196
8.50% 8/1/17	111,995	122,565
9.00% 8/1/22	212,994	234,565
9.25% 6/1/16 to 8/1/16	40,668	44,535
10.00% 2/1/25	418,774	459,314
11.00% 9/1/15 to 8/1/20	93,155	106,388
Fannie Mae S.F. 30 yr TBA 6.50% 10/1/39	33,550,000	35,856,562
Freddie Mac
6.00% 1/1/17	231,990	242,847
6.50% 6/17/14 to 3/1/16	1,020,514	1,085,773
•Freddie Mac ARM
3.581% 4/1/33	167,936	169,848
5.029% 7/1/38	11,962,350	12,536,665
5.074% 4/1/34	59,493	61,079
5.677% 7/1/36	279,521	294,383
5.722% 6/1/37	4,891,782	5,136,899
5.819% 10/1/36	63,251	66,700
6.077% 10/1/37	11,893,704	12,593,687
Freddie Mac Balloon 7 yr
4.00% 4/1/10 to 5/1/10	653,073	660,334
4.50% 3/1/10 to 12/1/10	1,277,708	1,307,103
5.00% 6/1/11 to 11/1/11	341,785	351,169
Freddie Mac FHAVA 30 yr 9.50% 2/1/10	1,146	1,162
Freddie Mac S.F. 15 yr
5.00% 4/1/20	828,864	879,826
6.00% 10/1/10	2,540	2,631
7.50% 4/1/11	10,276	10,630
8.00% 7/1/16	82,235	89,072
Freddie Mac S.F. 30 yr
6.00% 2/1/36	16,633,306	17,606,353
7.00% 11/1/33	2,022	2,224
8.00% 5/1/31	264,978	300,279
8.50% 12/1/09	527	533
9.00% 9/1/30	166,399	191,200
11.00% 5/1/20	3,913	4,245
11.50% 6/1/15 to 3/1/16	134,117	154,065

GNMA I GPM
11.00% 7/15/10	4,000	4,117
11.50% 4/15/10	2,213	2,292
12.25% 1/15/14	6,081	6,920
GNMA I Mobile Home 6.50% 9/15/10	2,490	2,561
GNMA I S.F. 15 yr 7.50% 7/15/10 to 9/15/10	1,277	1,283
GNMA I S.F. 30 yr
7.50% 12/15/23 to 1/15/32	312,332	349,288
8.00% 6/15/30	8,572	9,750
9.00% 5/15/16 to 2/15/17	38,067	41,868
9.50% 9/15/16 to 8/15/17	14,246	15,829
11.00% 3/15/10 to 5/15/20	110,004	122,263
GNMA II GPM 9.75% 12/20/16 to 9/20/17	17,366	18,961
GNMA II S.F. 30 yr
9.50% 11/20/20	2,373	2,667
10.50% 6/20/20	2,185	2,420
11.00% 9/20/15 to 10/20/15	65,197	72,395
11.50% 12/20/17 to 10/20/18	51,967	58,780
12.00% 4/20/14 to 5/20/16	109,439	122,844
12.50% 10/20/13 to 11/20/13	19,733	21,964
Total Agency Mortgage-Backed Securities (cost $155,381,469)		156,901,203

Agency Obligations – 2.17%
Federal Home Loan Banks
Φ1.00% 9/2/11	9,980,000	9,980,479
3.84% 11/25/09	1,029,941	1,029,838
Freddie Mac 2.05% 3/9/11	10,140,000	10,207,665
Total Agency Obligations (cost $21,229,697)		21,217,982

Commercial Mortgage-Backed Securities – 4.74%
•Bank of America Commercial Mortgage
Series 2005-1 A5 5.082% 11/10/42	805,000	814,467
Series 2007-4 AM 5.811% 2/10/51	780,000	559,927
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A1 5.085% 12/11/40	1,437,682	1,456,041
•Series 2005-PW10 A4 5.405% 12/11/40	590,000	579,906
Series 2005-PWR9 A4A 4.871% 9/11/42	4,750,000	4,490,872
•Series 2005-T20 A4A 5.15% 10/12/42	4,670,000	4,613,026
•Series 2006-PW12 A4 5.719% 9/11/38	335,000	325,230
Series 2007-PW15 A4 5.331% 2/11/44	1,475,000	1,327,760
•wCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	7,805,000	7,424,231
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.548% 2/15/39	180,000	181,835
#Crown Castle Towers 144A
•Series 2005-1A AFL 0.62% 6/15/35	630,000	617,400
Series 2006-1A B 5.362% 11/15/36	900,000	902,250
General Electric Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35	500,000	530,293
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	1,045,000	1,012,898
Series 2005-GG4 A4 4.761% 7/10/39	3,310,000	3,017,968
Series 2005-GG4 A4A 4.751% 7/10/39	3,935,000	3,689,051
•Series 2006-GG6 A4 5.553% 4/10/38	1,160,000	1,047,623
•@#Series 2006-RR3 A1S 144A 5.66% 7/18/56	360,000	100,800
•Series 2007-GG10 A4 5.805% 8/10/45	1,300,000	1,074,408
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	625,000	632,416
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	1,000,000	1,029,887
•Series 2005-LDP5 A4 5.179% 12/15/44	4,800,000	4,703,512
Series 2006-LDP9 A2 5.134% 5/15/47	320,000	306,972
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	605,000	607,655

Merrill Lynch-Countrywide Commercial Mortgage Trust Series 2007-5 A1 4.275% 8/12/48	145,019	145,784
•Morgan Stanley Capital I Series 2007-T27 A4 5.65% 6/11/42	5,430,000	5,124,199
Total Commercial Mortgage-Backed Securities (cost $44,288,664)		46,316,411

Convertible Bonds – 0.47%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	1,125,000	1,143,281
Medtronic 1.625% exercise price $55.41, expiration date 4/15/13	2,500,000	2,481,250
National City 4.00% exercise price $482.51, expiration date 2/1/11	1,000,000	1,012,500
Total Convertible Bonds (cost $4,163,888)		4,637,031

Corporate Bonds – 40.71%
Banking – 7.07%
Bank of America
•0.599% 6/15/17	1,750,000	1,461,187
4.375% 12/1/10	1,180,000	1,201,994
4.90% 5/1/13	1,435,000	1,472,314
5.125% 11/15/14	16,000	16,368
7.375% 5/15/14	5,575,000	6,208,539
Bank of New York Mellon 4.95% 1/14/11	1,450,000	1,510,807
Barclays Bank
5.20% 7/10/14	6,430,000	6,799,280
#144A 2.70% 3/5/12	1,355,000	1,381,742
BB&T
5.70% 4/30/14	3,705,000	4,016,394
6.50% 8/1/11	1,895,000	2,001,766
Capital One Financial 7.375% 5/23/14	3,280,000	3,664,150
Citigroup
4.625% 8/3/10	580,000	592,397
6.375% 8/12/14	3,785,000	3,917,335
6.50% 8/19/13	5,635,000	5,920,384
#GMAC 144A 6.875% 9/15/11	1,345,000	1,284,475
JPMorgan Chase
•0.63% 6/13/16	1,750,000	1,630,239
4.75% 5/1/13	2,545,000	2,696,606
5.75% 1/2/13	3,130,000	3,343,144
Key Bank 5.80% 7/1/14	2,955,000	2,867,644
PNC Funding 7.50% 11/1/09	700,000	702,747
•#Rabobank Nederland 144A 11.00% 6/29/49	1,950,000	2,395,419
Silicon Valley Bank 5.70% 6/1/12	1,120,000	1,128,118
U.S. Bank North America 6.375% 8/1/11	2,225,000	2,404,684
•USB Capital IX 6.189% 10/29/49	2,770,000	2,153,675
Wachovia
5.25% 8/1/14	530,000	538,818
5.30% 10/15/11	3,000,000	3,180,012
Wells Fargo Bank
•0.65% 5/16/16	1,575,000	1,362,049
6.45% 2/1/11	1,640,000	1,728,038
•Wells Fargo Capital XIII 7.70% 12/29/49	1,625,000	1,438,125
		69,018,450
Basic Industry – 1.41%
ArcelorMittal
5.375% 6/1/13	1,770,000	1,811,082
9.00% 2/15/15	1,550,000	1,784,428
Domtar 7.875% 10/15/11	99,000	102,836
Dow Chemical
5.90% 2/15/15	2,435,000	2,502,096
7.60% 5/15/14	2,505,000	2,773,869
#Evraz Group 144A 9.50% 4/24/18	180,000	173,025
Freeport McMoRan Copper & Gold 8.375% 4/1/17	1,925,000	2,050,574
#Georgia-Pacific 144A 8.25% 5/1/16	310,000	323,175
#Severstal 144A 9.75% 7/29/13	331,000	333,069
Steel Dynamics 6.75% 4/1/15	425,000	409,063

#Teck Resources 144A
10.25% 5/15/16	340,000	385,900
10.75% 5/15/19	990,000	1,155,825
		13,804,942
Brokerage – 1.73%
Goldman Sachs Group 5.25% 10/15/13	5,500,000	5,844,184
Jefferies Group 5.875% 6/8/14	1,135,000	1,152,614
LaBranche 11.00% 5/15/12	1,940,000	1,881,800
Lazard Group
6.85% 6/15/17	1,438,000	1,419,550
7.125% 5/15/15	269,000	271,995
Morgan Stanley
•0.989% 10/15/15	1,275,000	1,167,959
4.00% 1/15/10	750,000	755,894
5.30% 3/1/13	4,148,000	4,349,788
		16,843,784
Capital Goods – 3.31%
Allied Waste North America
5.75% 2/15/11	4,706,000	4,887,708
6.50% 11/15/10	1,430,000	1,476,881
7.125% 5/15/16	586,000	619,046
Anixter 10.00% 3/15/14	650,000	689,000
#BAE Systems Holdings 144A 4.95% 6/1/14	6,195,000	6,430,435
Ball
7.125% 9/1/16	614,000	629,350
7.375% 9/1/19	921,000	939,420
#Clean Harbors 144A 7.625% 8/15/16	1,715,000	1,764,306
Graham Packaging 9.875% 10/15/14	1,180,000	1,218,350
Graphic Packaging International 9.50% 8/15/13	2,064,000	2,136,240
Tyco International Finance
4.125% 10/15/14	965,000	961,651
6.375% 10/15/11	2,335,000	2,518,337
8.50% 1/15/19	2,850,000	3,479,802
USG
6.30% 11/15/16	1,270,000	1,085,850
#144A 9.75% 8/1/14	315,000	330,750
Waste Management 7.375% 8/1/10	3,007,000	3,149,529
		32,316,655
Communications – 9.48%
American Tower 7.125% 10/15/12	1,655,000	1,688,100
AT&T 6.70% 11/15/13	960,000	1,088,628
AT&T Wireless 8.125% 5/1/12	3,655,000	4,172,850
#Cellco Partnership/Verizon Wireless Capital 144A 7.375% 11/15/13	960,000	1,103,422
Cincinnati Bell 7.00% 2/15/15	760,000	741,000
Citizens Utilities 7.125% 3/15/19	1,885,000	1,786,038
Comcast
4.95% 6/15/16	2,205,000	2,258,590
5.45% 11/15/10	1,910,000	1,985,989
5.50% 3/15/11	1,570,000	1,651,634
Cox Communications
5.45% 12/15/14	6,750,000	7,259,246
#144A 5.875% 12/1/16	825,000	868,445
#Cricket Communications 144A 7.75% 5/15/16	1,350,000	1,377,000
Crown Castle International 9.00% 1/15/15	1,900,000	1,999,750
CSC Holdings
6.75% 4/15/12	1,795,000	1,857,825
#144A 8.50% 6/15/15	95,000	100,225
Deutsche Telekom International Finance 8.50% 6/15/10	2,585,000	2,710,047
DirecTV Holdings/Finance 7.625% 5/15/16	2,610,000	2,805,750
#DISH DBS 144A 7.875% 9/1/19	415,000	421,225
EchoStar DBS 7.125% 2/1/16	1,910,000	1,905,225
Inmarsat Finance II 10.375% 11/15/12	1,985,000	2,064,400
#Intelsat Bermuda 144A 11.25% 2/4/17	3,500,000	3,491,250

Intelsat Jackson Holdings 11.25% 6/15/16	420,000	451,500
#Interpublic Group 144A 10.00% 7/15/17	490,000	531,650
Lamar Media 7.25% 1/1/13	1,910,000	1,888,513
Level 3 Financing 9.25% 11/1/14	790,000	700,138
#PAETEC Holding 144A 8.875% 6/30/17	760,000	760,000
#Qwest 144A 8.375% 5/1/16	580,000	603,200
Rogers Wireless 9.625% 5/1/11	1,850,000	2,058,778
Sprint Capital 8.375% 3/15/12	2,537,000	2,632,138
Telecom Italia Capital
4.00% 1/15/10	661,000	665,568
4.95% 9/30/14	3,500,000	3,625,724
5.25% 11/15/13	1,700,000	1,789,957
5.25% 10/1/15	1,350,000	1,399,405
6.20% 7/18/11	2,006,000	2,137,134
Telesat Canada 11.00% 11/1/15	750,000	802,500
Time Warner Cable
5.40% 7/2/12	716,000	765,550
7.50% 4/1/14	4,055,000	4,655,297
8.25% 2/14/14	1,480,000	1,726,278
Verizon Global Funding 6.875% 6/15/12	1,820,000	2,030,685
#Videotron 144A 9.125% 4/15/18	1,550,000	1,685,625
Virgin Media Finance 8.75% 4/15/14	1,150,000	1,178,750
#Vivendi 144A 5.75% 4/4/13	5,150,000	5,348,573
Vodafone Group 5.00% 12/16/13	1,610,000	1,718,661
#Wind Acquisition Finance 144A 11.75% 7/15/17	3,250,000	3,680,625
Windstream 8.125% 8/1/13	1,630,000	1,682,975
WPP Finance 8.00% 9/15/14	4,315,000	4,738,171
		92,594,034
Consumer Cyclical – 1.67%
Ford Motor Credit
7.50% 8/1/12	1,350,000	1,297,030
8.00% 6/1/14	1,750,000	1,683,339
12.00% 5/15/15	800,000	882,449
Goodyear Tire & Rubber 10.50% 5/15/16	2,135,000	2,327,150
#Invista 144A 9.25% 5/1/12	675,000	678,375
Macy's Retail Holdings
8.875% 7/15/15	110,000	115,302
10.625% 11/1/10	2,000,000	2,108,682
#MGM Mirage 144A
10.375% 5/15/14	210,000	225,225
11.125% 11/15/17	265,000	290,838
13.00% 11/15/13	405,000	465,750
Nordstrom 6.75% 6/1/14	2,015,000	2,212,661
#Pinnacle Entertainment 144A 8.625% 8/1/17	895,000	903,950
Ryland Group 8.40% 5/15/17	905,000	975,138
Target
5.125% 1/15/13	635,000	684,453
6.35% 1/15/11	1,390,000	1,478,462
		16,328,804
Consumer Non-Cyclical – 4.24%
#Anheuser-Busch InBev Worldwide 144A
5.375% 11/15/14	4,261,000	4,551,532
7.20% 1/15/14	4,255,000	4,794,934
ARAMARK 8.50% 2/1/15	1,315,000	1,333,081
#Bio-Rad Laboratories 144A 8.00% 9/15/16	280,000	291,200
#CareFusion 144A 5.125% 8/1/14	7,355,000	7,682,901
Community Health Systems 8.875% 7/15/15	2,375,000	2,440,313
Corrections Corporation of America 7.75% 6/1/17	610,000	632,875
Delhaize Group 5.875% 2/1/14	5,075,000	5,470,865
HCA 9.25% 11/15/16	2,630,000	2,725,338
Hospira 6.40% 5/15/15	2,790,000	3,105,797
Inverness Medical Innovations 9.00% 5/15/16	525,000	523,031

#JBS USA Finance 144A 11.625% 5/1/14	99,000	106,920
McKesson 6.50% 2/15/14	3,915,000	4,295,507
Medco Health Solutions 7.25% 8/15/13	1,115,000	1,248,733
Select Medical 7.625% 2/1/15	725,000	682,406
Supervalu 7.50% 11/15/14	1,540,000	1,555,400
		41,440,833
Electric – 2.10%
AES
8.00% 6/1/20	1,600,000	1,596,000
#144A 8.75% 5/15/13	1,000,000	1,023,750
#Calpine Construction Finance 144A 8.00% 6/1/16	1,665,000	1,714,950
#Enel Finance International 144A 3.875% 10/7/14	2,665,000	2,657,805
Ipalco Enterprises 8.625% 11/14/11	110,000	113,300
wMirant Mid Atlantic Pass Through Trust A 8.625% 6/30/12	1,384,608	1,408,838
NRG Energy 7.375% 2/1/16	2,330,000	2,260,100
Pacific Gas & Electric 4.20% 3/1/11	2,000,000	2,070,970
Pacificorp 6.90% 11/15/11	2,845,000	3,154,515
PPL Electric Utilities 7.125% 11/30/13	2,455,000	2,822,148
Virginia Electric & Power 5.10% 11/30/12	1,535,000	1,664,456
		20,486,832
Energy – 2.97%
Anadarko Finance 6.75% 5/1/11	1,800,000	1,913,602
Anadarko Petroleum 7.625% 3/15/14	4,950,000	5,653,296
Chesapeake Energy 9.50% 2/15/15	3,180,000	3,362,850
Massey Energy 6.875% 12/15/13	2,390,000	2,318,300
Nexen 5.05% 11/20/13	4,700,000	4,832,606
PetroHawk Energy
7.875% 6/1/15	1,455,000	1,440,450
9.125% 7/15/13	425,000	438,813
Pride International 7.375% 7/15/14	2,090,000	2,152,700
Range Resources 8.00% 5/15/19	610,000	628,300
Weatherford International
5.15% 3/15/13	2,405,000	2,528,184
5.95% 6/15/12	1,502,000	1,611,638
6.625% 11/15/11	2,000,000	2,137,940
		29,018,679
Financials – 1.51%
FTI Consulting
7.625% 6/15/13	1,718,000	1,722,295
7.75% 10/1/16	225,000	225,000
General Electric Capital
•0.559% 9/15/14	3,535,000	3,128,571
6.00% 6/15/12	2,100,000	2,250,553
International Lease Finance
5.35% 3/1/12	2,026,000	1,723,103
5.75% 6/15/11	1,500,000	1,366,859
5.875% 5/1/13	378,000	297,536
6.375% 3/25/13	1,180,000	947,003
6.625% 11/15/13	2,635,000	2,091,104
USAA Capital 2.24% 3/30/12	1,000,000	1,015,440
		14,767,464
Insurance – 0.70%
#Metropolitan Life Global Funding I 144A 4.625% 8/19/10	860,000	877,744
UnitedHealth Group
5.25% 3/15/11	590,000	613,415
5.50% 11/15/12	1,182,000	1,266,630
WellPoint 5.00% 1/15/11	4,000,000	4,123,856
		6,881,645
Natural Gas – 3.23%
El Paso
7.00% 6/15/17	550,000	541,750
7.25% 6/1/18	1,165,000	1,151,705
8.25% 2/15/16	750,000	772,500

Energy Transfer Partners 5.65% 8/1/12	3,175,000	3,350,317
Enterprise Products Operating
4.95% 6/1/10	1,455,000	1,477,924
6.375% 2/1/13	943,000	1,022,718
7.50% 2/1/11	855,000	913,024
9.75% 1/31/14	4,450,000	5,377,740
Kinder Morgan Energy Partners
5.625% 2/15/15	1,885,000	2,025,687
6.75% 3/15/11	1,300,000	1,379,100
7.50% 11/1/10	1,395,000	1,462,671
9.00% 2/1/19	1,000,000	1,213,645
Plains All American Pipeline 4.25% 9/1/12	6,865,000	7,062,135
TransCanada Pipelines 4.00% 6/15/13	3,720,000	3,793,489
		31,544,405
Technology – 0.69%
First Data 9.875% 9/24/15	2,500,000	2,321,875
Freescale Semiconductor 8.875% 12/15/14	1,785,000	1,374,450
Xerox 8.25% 5/15/14	2,650,000	3,015,157
		6,711,482
Transportation – 0.60%
CSX
5.75% 3/15/13	2,265,000	2,417,126
6.25% 4/1/15	2,400,000	2,656,890
6.75% 3/15/11	720,000	770,838
		5,844,854
Total Corporate Bonds (cost $372,347,073)		397,602,863

Foreign Agencies – 1.29%Δ
Australia – 0.18%
#National Australia Bank 144A 3.375% 7/8/14	1,785,000	1,797,477
		1,797,477
Cayman Islands – 0.05%
Petrobras International Finance 7.875% 3/15/19	406,000	470,453
		470,453
Germany – 0.42%
KFW 2.25% 4/16/12	2,260,000	2,300,517
Rentenbank 1.875% 9/24/12	1,750,000	1,750,158
		4,050,675
Republic of Korea – 0.42%
Export-Import Bank of Korea 5.875% 1/14/15	3,835,000	4,052,218
		4,052,218
New Zealand – 0.22%
#ANZ National International 144A 3.25% 4/2/12	2,110,000	2,185,971
		2,185,971
Total Foreign Agencies (cost $12,135,793)		12,556,794

Municipal Bond – 0.59%
•Puerto Rico Sales Tax Financing Sales Tax Revenue First Subordinate Series A 5.00% 8/1/39	5,500,000	5,733,805
Total Municipal Bond (cost $5,500,000)		5,733,805

Non-Agency Asset-Backed Securities – 3.76%
•Bank of America Credit Card Trust
Series 2006-A15 A15 0.24% 4/15/14	2,390,000	2,346,110
Series 2008-A5 A5 1.44% 12/16/13	4,570,000	4,598,824
#Cabela's Master Credit Card Trust Series 2008-1A A1 144A 4.31% 12/16/13	470,000	477,004
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	1,001,286	1,020,134
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	3,340,856	3,411,056
Series 2008-A A3 4.94% 4/25/14	1,700,000	1,718,436
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	451,600	445,086
Chase Issuance Trust
Series 2005-A10 A10 4.65% 12/17/12	2,605,000	2,707,809
Series 2005-A7 A7 4.55% 3/15/13	725,000	757,049
Series 2008-A9 A9 4.26% 5/15/13	1,545,000	1,616,898

Citibank Credit Card Issuance Trust
Series 2006-A4 A4 5.45% 5/10/13	1,800,000	1,914,751
•Series 2007-A6 A6 0.50% 7/12/12	1,150,000	1,146,631
CNH Equipment Trust
•Series 2007-A A4 0.28% 9/17/12	390,848	387,858
•Series 2007-B A3B 0.84% 10/17/11	602,888	602,963
Series 2007-C A3A 5.21% 12/15/11	591,612	596,910
Series 2008-A A3 4.12% 5/15/12	436,220	442,455
Series 2008-A A4A 4.93% 8/15/14	570,000	591,099
Series 2008-B A3A 4.78% 7/16/12	395,000	403,911
Discover Card Master Trust Series 2008-A4 A4 5.65% 12/15/15	500,000	548,933
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	925,000	872,822
•Ford Credit Auto Owner Trust Series 2008-A A3B 1.04% 4/15/12	1,750,000	1,755,000
•Ford Credit Floorplan Master Owner Trust Series 2009-2 A 1.794% 9/15/14	895,000	895,000
General Electric Capital Credit Card Master Note Trust Series 2009-3 A 2.54% 9/15/14	1,290,000	1,290,000
•#Golden Credit Card Trust Series 2008-3 A 144A 1.24% 7/15/17	1,200,000	1,168,406
#Harley-Davidson Motorcycle Trust Series 2006-1 A2 144A 5.04% 10/15/12	104,376	107,505
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	111,359	113,869
Series 2008-A A3 4.93% 12/17/12	280,000	291,592
John Deere Owner Trust
Series 2007-A A3 5.04% 7/15/11	92,085	92,366
Series 2008-A A3 4.18% 6/15/12	50,000	50,725
•Morgan Stanley Mortgage Loan Trust Series 2006-12XS A1 0.37% 10/25/36	52,014	47,228
Nissan Auto Receivables Owner Trust
Series 2007-B A3 5.03% 5/16/11	1,110,544	1,127,990
Series 2008-B A2 3.80% 10/15/10	702,879	706,327
Renaissance Home Equity Loan Trust Series 2006-4 AF2 5.285% 1/25/37	35,000	28,790
USAA Auto Owner Trust Series 2008-1 A3 4.16% 4/16/12	1,050,720	1,071,432
World Omni Auto Receivables Trust
•Series 2007-B A3B 0.63% 1/17/12	1,040,780	1,040,806
Series 2008-A A3A 3.94% 10/15/12	300,000	308,226
Total Non-Agency Asset-Backed Securities (cost $35,757,087)		36,702,001

Non-Agency Collateralized Mortgage Obligations – 0.88%
@American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	23,355	18,740
Bank of America Alternative Loan Trust
Series 2004-10 1CB1 6.00% 11/25/34	162,919	131,150
Series 2005-3 2A1 5.50% 4/25/20	232,722	207,704
Series 2005-5 2CB1 6.00% 6/25/35	18,857	12,540
Series 2005-6 7A1 5.50% 7/25/20	196,833	180,594
•@Bank of America Funding Series 2006-H 1A2 3.95% 9/20/46	53,120	9,636
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	756,693	724,533
Countrywide Alternative Loan Trust Series 2004-28CB 6A1 6.00% 1/25/35	31,937	25,070
@wCountrywide Home Loan Mortgage Pass Through Trust Series 2006-17 A5 6.00% 12/25/36	46,395	40,373
•First Horizon Asset Securities Series 2007-AR3 2A2 6.298% 11/25/37	149,964	98,186
#GSMPS Mortgage Loan Trust 144A
•Series 1998-2 A 7.75% 5/19/27	206,347	196,352
•Series 1999-3 A 8.00% 8/19/29	511,719	520,828
Series 2005-RP1 1A4 8.50% 1/25/35	585,786	509,833
Series 2006-RP1 1A2 7.50% 1/25/36	68,148	52,988
Lehman Mortgage Trust
Series 2005-2 2A3 5.50% 12/25/35	68,748	63,780
Series 2006-1 3A3 5.50% 2/25/36	21,808	17,008
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34	428,350	359,248
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	360,108	259,278
•Structured ARM Loan Trust Series 2004-18 5A 5.50% 12/25/34	17,440	12,895
•wWashington Mutual Mortgage Pass Through Certificates
Series 2006-AR10 1A1 5.922% 9/25/36	583,215	435,421
Series 2007-HY1 1A1 5.672% 2/25/37	938,748	599,115

Wells Fargo Mortgage-Backed Securities Trust
•Series 2005-AR16 2A1 4.25% 10/25/35		27,581	23,892
Series 2006-7 2A1 6.00% 6/25/36		18,248	15,967
•Series 2006-AR5 2A1 5.54% 4/25/36		155,632	122,420
•Series 2006-AR6 7A1 5.113% 3/25/36		4,154,855	3,731,317
•Series 2006-AR10 5A1 5.591% 7/25/36		269,496	202,209
Series 2007-8 2A6 6.00% 7/25/37		25,000	17,473
Total Non-Agency Collateralized Mortgage Obligations (cost $8,155,028)			8,588,550

«Senior Secured Loans – 1.71%
ARAMARK
Synthetic LOC 2.473% 1/26/14		701,006	655,599
Term Tranche Loan B 2.025% 1/26/14		45,996	43,016
Bausch & Lomb
Term Tranche Loan B 3.848% 4/11/15		815,309	780,149
Delay Draw Term Tranche Loan DD 3.679% 4/11/15		197,991	189,453
BE Aerospace Term Tranche Loan 5.75% 7/28/14		744,347	748,068
Biomet Term Tranche Loan B 3.283% 3/25/15		746,203	720,731
Calpine Term Tranche Loan T1 3.475% 3/29/14		942,803	865,926
Chester Downs & Marina 12.375% 12/31/16		600,000	597,000
Community Health Systems
Term Tranche Loan B 2.612% 7/25/14		1,065,081	1,003,950
Delay Draw Term Tranche Loan DD 2.511% 7/25/14		54,336	51,098
DIRECTV Holdings Term Tranche Loan C 5.25% 4/13/13		744,347	746,379
Flextronics International Term Tranche Loan B 2.847% 10/1/12		945,190	881,096
Ford Motor Term Tranche Loan B 3.493% 12/15/13		747,130	665,880
Georgia Pacific
Term Tranche Loan B1 2.32% 12/20/12		455,835	439,883
Term Tranche Loan C 3.597% 12/23/14		251,696	251,304
HCA Term Tranche Loan B 2.848% 11/18/13		555,264	525,569
Huntsman Term Tranche Loan C 2.496% 6/23/16		45,000	41,906
Intelsat
Term Loan B-2A 2.753% 1/3/14		248,174	272,421
Term Loan B-2B 2.753% 1/3/14		248,099	272,339
Term Loan B-2C 2.753% 1/3/14		248,099	272,339
MetroPCS Wireless Term Tranche Loan B 2.683% 2/20/14		744,246	714,219
Nuveen Investment
2nd Lien Term Loan 12.50% 7/9/15		666,000	668,218
Term Tranche Loan B 3.496% 11/13/14		701,373	607,389
Rental Services 2nd Lien Term Tranche Loan 4.074% 10/7/13		625,000	555,472
SunGard Data Systems Term Trance Loan 6.75% 2/28/14		992,481	1,002,405
Supervalu 1.511% 6/2/12		778,936	747,503
Telesat Canada
Delay Draw Term 3.27% 10/31/14		70,648	68,097
Term Tranche Loan B 3.27% 10/31/14		822.536	792,835
Texas Competitive Electric Holdings Term Tranche Loan B2 3.754% 10/10/14		1,040,773	831,437
Wrigley Term Tranche Loan B 6.50% 7/17/14		721,875	735,710
Total Senior Secured Loans (cost $14,993,858)			16,747,391

Sovereign Agencies – 0.53%Δ
Canada – 0.15%
Export Development Canada 3.125% 4/24/14		1,410,000	1,449,219
			1,449,219
France – 0.38%
#Societe Financement de l'Economie Francaise 144A 2.125% 1/30/12		3,655,000	3,706,430
			3,706,430
Total Sovereign Agencies (cost $5,088,332)			5,155,649

Sovereign Debt – 0.20%Δ
Brazil – 0.16%
Republic of Brazil
12.50% 1/5/16	BRL	1,606,000	1,000,379
12.50% 1/5/22	BRL	850,000	530,185
			1,530,564
Indonesia – 0.04%
Indonesia Treasury Bond 10.75% 5/15/16	IDR	3,594,000,000	400,134
			400,134
Total Sovereign Debt (cost $1,634,479)			1,930,698

Supranational Banks – 1.22%
European Investment Bank
3.125% 6/4/14	USD	705,000	722,235
6.00% 8/14/13	AUD	8,368,000	7,468,036
11.25% 2/14/13	BRL	1,000,000	582,202
International Finance 5.75% 6/24/14	AUD	3,600,000	3,161,085
Total Supranational Banks (cost $10,409,811)			11,933,558

U.S. Treasury Obligations – 16.19%
U.S. Treasury Notes
1.00% 9/30/11	USD	85,345,000	85,438,367
1.375% 9/15/12		17,700,000	17,675,114
2.375% 9/30/14		53,385,000	53,539,443
¥3.625% 8/15/19		1,390,000	1,427,139
Total U.S. Treasury Obligations (cost $157,555,186)			158,080,063

		Number of
		Shares
•Preferred Stock – 0.33%
PNC Financial Services Group 8.25%		3,410,000	3,250,900
Total Preferred Stock (cost $2,879,689)			3,250,900

		Principal
		Amount°
≠Discount Notes – 10.89%
Fannie Mae 0.04% 10/14/09	USD	50,627,654	50,626,867
Federal Home Loan Bank
0.001% 10/1/09		20,222,548	20,222,548
0.01% 10/9/09		10,647,200	10,647,168
0.03% 10/28/09		3,561,488	3,561,449
0.04% 10/30/09		21,294,400	21,294,145
Total Discount Notes (cost $106,351,770)			106,352,177

Total Value of Securities – 105.13%
(cost $990,223,503)			1,026,720,967
Liabilities Net of Receivables and Other Assets (See Notes) – (5.13%)z			(50,056,762)
Net Assets Applicable to 110,320,453 Shares Outstanding – 100.00%			$976,664,205

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
KRW – Korean Won
NOK – Norwegian Kroner
NZD – New Zealand Dollar
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar

ΔSecurities have been classified by country of origin.
ΦStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at September 30, 2009.
≠The rate shown is the effective yield at time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2009, the aggregate amount of Rule 144A securities was $76,029,827, which represented 7.78% of the Fund’s net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of September 30, 2009.
wPass-Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥Fully or partially pledged as collateral for financial futures contracts.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
@Illiquid security. At September 30, 2009, the aggregate amount of illiquid securities was $614,635, which represented 0.06% of the Fund’s net assets. See Note 5 in “Notes.”
zOf this amount, $84,502,661 represents payable for securities purchased and $21,999,709 represents receivable for fund shares sold as of September 30, 2009.

Summary of Abbreviations:
ACES – Automatic Common Exchange Security
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS – Goldman Sachs Reperforming Mortgage Securities
LOC – Letter of Credit
MASTR – Mortgage Asset Securitization Transactions, Inc.
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
yr – Year

The following foreign currency exchange contracts, financial futures contract and swap contract were outstanding at September 30, 2009:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(5,193,254)	USD	4,538,735	10/30/09	$(32,160)
CAD	1,809,645	USD	(1,689,094)	10/30/09	1,071
EUR	648,713	USD	(951,000)	10/30/09	(1,818)
GBP	614,826	USD	(1,005,210)	10/30/09	(22,884)
KRW	1,117,900,500	USD	(951,000)	10/30/09	(1,172)
NOK	2,009,442	USD	(343,216)	10/30/09	4,354
NOK	8,429,657	USD	(1,441,854)	10/30/09	16,208
NZD	2,147,189	USD	(1,547,050)	10/30/09	299
SEK	14,207,781	USD	(2,086,878)	10/30/09	(48,459)
TRY	1,602,328	USD	(1,070,502)	12/1/09	(2,642)
					$(87,203)

Financial Futures Contract 1

Contracts	Notional	Notional		Unrealized
to Sell	Proceeds	Value	Expiration Date	Appreciation
62 U.S. Treasury 5 yr Notes	$7,108,348	$7,197,813	12/31/09	$89,465

Swap Contract1
CDS Contract

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	Depreciation
Protection Purchased:
JPMorgan Securities
Donnelley (R.R.) 5 yr CDS	$1,050,000	5.00%	6/20/14	$(173,677)

The use of foreign currency exchange contracts, financial futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group® Limited-Term Government Funds – Delaware Limited-Term Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006 – December 31, 2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At September 30, 2009, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

On July 1, 2009, the FASB issued the FASB Accounting Standards Codification (the “Codification”). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended September 30, 2009. There was no impact to financial statements as this is disclosure-only in nature.

2. Investments
At September 30, 2009, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At September 30, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$990,223,821
Aggregate unrealized appreciation	37,960,544
Aggregate unrealized depreciation	(1,463,398)
Net unrealized appreciation	$36,497,146

For federal income tax purposes, at December 31, 2008, capital loss carryforwards of $13,590,821 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $6,133,212 expires in 2012, $2,091,290 expires in 2013, $3,803,581 expires in 2014 and $1,562,738 expires in 2016.

The Fund applies the amended provisions of Accounting Codification Section 820 (ACS 820), Fair Value Measurements and Disclosures. ACS 820 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. ACS 820 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the ACS 820 fair value hierarchy levels as of September 30, 2009:

	Level 1	Level 2	Level 3	Total
Agency Asset-Backed &
Mortgage-Backed Securities	$-	$295,721,675	$7,018,362	$302,740,037
Corporate Debt	-	418,987,286	-	418,987,286
Foreign Debt	-	28,808,526	2,768,173	31,576,699
Municipal Bonds	-	5,733,805	-	5,733,805
U.S. Treasury Obligations	158,080,063	-	-	158,080,063
Short-Term	-	106,352,177	-	106,352,177
Other	-	3,250,900	-	3,250,900
Total	$158,080,063	$858,854,369	$9,786,535	$1,026,720,967

Derivatives	$-	$(171,415)	$-	$(171,415)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Total
Balance as of 12/31/08	$5,968,973	$-	$444,200	$109	$6,413,282
Net purchases, sales,
and settlements	1,320,628	999,770	2,107,194	-	4,427,592
Net realized gain (loss)	7,905	-	-	(3,320)	4,585
Net transfers in and/or out
of Level 3	(908,923)	(999,770)	-	-	(1,908,693)
Net change in unrealized
appreciation/depreciation	629,779	-	216,779	3,211	849,769
Balance as of 9/30/09	$7,018,362	$-	$2,768,173	$-	$9,786,535

Net change in unrealized
appreciation/depreciation
from investments
still held as of 9/30/09	$479,207	$-	$216,779	$-	$695,986

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At September 30, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust's net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of September 30, 2009.

4. Derivatives
The Fund applies the amended provisions of Accounting Codification Section 815 (ACS 815), Derivatives and Hedging Activities. ACS 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Financial Futures Contracts – The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended September 30, 2009, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended September 30, 2009, the Fund did not enter into any CDS contracts as a seller of protection.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of September 30, 2009 was as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
	Liabilities net of
	receivables and other		Liabilities net of receivables
Foreign exchange contracts (Currency)	assets	$-	and other assets	$(87,203)
	Liabilities net of
	receivables and other		Liabilities net of receivables
Interest rate contracts (Futures)	assets	89,465	and other assets	-
	Liabilities net of
	receivables and other		Liabilities net of receivables
Credit Contracts (Swaps)	assets	-	and other assets	(173,677)
Total		$89,465		$(260,880)

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2009 was as follows:

	Location of Gain or Loss	Realized Gain or Loss
	on Derivatives	on Derivatives	Change in Unrealized Appreciation or Depreciation on
	Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Foreign exchange contracts (Currency)	Net realized and unrealized
	gain (loss) on investments
	and foreign currencies from
	foreign currencies	$(223,843)	$(73,546)

Interest rate contracts (Futures)	Net realized and unrealized
	gain (loss) on investments
	and foreign currencies from
	futures contracts	28,287	(37,845)

Credit contracts (Swaps)	Net realized and unrealized
	gain (loss) on investments
	and foreign currencies from
	options contracts	68,561	(173,677)
Total		$126,995	$(285,068)

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), will be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). Upon completion of the Transaction, DMC, DDLP and DSC will be wholly-owned subsidiaries of Macquarie.

The Transaction will result in a change of control of DMC which, in turn, will cause the termination of the investment advisory agreement between DMC and the Fund. As a result, a Special Meeting of Shareholders (Meeting) of the Fund has been scheduled for the purpose of asking shareholders to approve a new investment advisory agreement between DMC and the Fund (New Agreement). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur on or about December 31, 2009. Shareholders of the Fund will receive proxy materials including more detailed information about the Meeting, the Transaction and the proposed New Agreement.

7. Subsequent Events
Effective June 30, 2009, the Fund adopted the amended provisions of Accounting Codification Section 855 (ACS 855), Subsequent Events. In accordance with ACS 855, management has evaluated whether any events or transactions occurred subsequent to September 30, 2009 through November 25, 2009, the date of issuance of the Fund’s schedule of portfolio holdings, and determined that there were no material events or transactions other than those already disclosed that would require recognition or disclosure in the Fund’s schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: